UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): November 7, 2003 (October 31, 2003)

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Hoover Boulevard Building 219, Suite 200 Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

     As previously reported in both the Company’s Form 10-K for the fiscal year ended May 31, 2003 and Form 10-Q for the Company’s most recent fiscal quarter ended August 31, 2003, the Company stated that a significant customer had verbally advised the Company that it was evaluating whether to manage its members’ behavioral healthcare benefits “in-house”. While the Company had not received a formal termination notice, nor had the customer advised the Company of a date by which it would make known its decision, the Company was of the belief and opinion at the time of the informal communication from this client that there existed a greater risk of non-renewal of this contract. On November 3, 2003, the Company received formal notice, dated October 30, 2003, from this HMO that it had indeed determined to “insource Behavioral Health” and, therefore, would not renew its contract with the Company, which accounted for 23.3%, or $1.8 million, of the Company’s operating revenues during the fiscal quarter ended August 31, 2003. Accordingly, the Company has been advised by its HMO customer that the Company’s contract with it will terminate on December 31, 2003.

     Since receiving the preliminary, unofficial notice from this customer, the Company has undertaken efforts to prepare for the loss of this contract, including steps to reduce the internal costs and infrastructure associated with this contract as well as enhanced efforts to obtain replacement business having better contribution margins than this account, which has had a high healthcare operating expense ratio throughout the entire contract term.

     In other developments, the Company has been notified by several of its Texas HMO clients that the State will restore the majority of the behavioral health benefits available under the Texas Children’s Health Insurance Program (“CHIP”). The Company had previously reported in its Form 10-K for the fiscal year ended May 31, 2003, and most recently in its Form 10-Q for the quarter ended August 31, 2003, that the behavioral health benefits to CHIP members had been significantly reduced. There can be no assurance that the Company’s HMO clients will restore their contracts with the Company whereby the Company manages the behavioral health benefits for their respective CHIP members.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

By: /s/ ROBERT J. LANDIS

Name: Robert J. Landis Title: Chairman, Chief Financial Officer, and Treasurer

Date: November 7, 2003

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